Exhibit 10.2

Execution Copy

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of July 24, 2009, by and between NeoGenomics, Inc., a Nevada corporation (the “Company”), and Abbott Laboratories, an Illinois corporation (“Abbott”).  Unless otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in Section 1.

RECITALS

WHEREAS, the Company and Abbott are parties to that certain Common Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), and it is a condition to the purchase of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by Abbott pursuant to the Purchase Agreement that Abbott and the Company execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1
Definitions

1.1           Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth below:

(a)           “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)           “Common Stock” shall have the meaning set forth in the Recitals hereto.

(c)           “Company” shall have the meaning set forth in the Recitals hereto.

(d)           “Demand Notice” means a written request from Abbott to the Company to file a registration statement and stating the number of Registrable Securities to be included on such registration statement.

(e)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(f)           “Indemnified Party” shall have the meaning set forth in Section 2.5(c) hereto.

(g)           “Indemnifying Party” shall have the meaning set forth in Section 2.5(c) hereto.

(h)           “Other Selling Stockholders” shall mean persons other than Abbott who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(i)           “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(j)           “Purchase Agreement” shall have the meaning set forth in the Recitals hereto.

(k)           “Registrable Securities” shall mean the shares of Common Stock issued and sold by the Company to Abbott pursuant to the Purchase Agreement.

(l)           The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(m)           “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

(n)           “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(o)           “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(p)           “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(q)           “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(r)           “Withdrawn Registration” shall mean a forfeited demand registration under Section 2.1.

Section 2
Registration Rights

2.1           Requested Registration.

(a)           Request for Registration.  Subject to the conditions set forth in this Section 2.1, if the Company shall receive from Abbott a Demand Notice, the Company will as soon as reasonably practicable, file and use its commercially reasonable efforts to effect such registration of the Registrable Securities as are specified in such request.  Notwithstanding anything contained herein, in the event that the Commission or applicable federal securities laws and regulations prohibit the Company from including all of the Registrable Securities requested by Abbott to be registered in a registration statement pursuant to this Section 2.1 then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities as is permitted by the Commission or such federal securities laws and regulations.

(b)           Limitations on Requested Registration.  The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2.1:

(i)                 In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii)                 After the Company has initiated two (2) such registrations pursuant to this Section 2.1 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which all Registrable Securities requested to be registered by Abbott have been sold);

(iii)                 if the Company has effected a registration pursuant to Section 2.1 within the preceding six (6) months, and such registration statement has been declared or ordered effective; or

(iv)                 During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith best efforts to cause such registration statement to become effective.

(c)           Deferral.  If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement covering the Registrable Securities would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Abbott a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement, then (in addition to the limitations set forth in Section 2.1(b) above) the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of a Demand Notice, provided that the Company shall not defer its obligation pursuant to this Section 2.1(c) (i) more than once per registration requested by Abbott pursuant to this Section 2.1 or (ii) for any period of time that, when taken together with other postponements pursuant to Section 2.1(b) (irrespective of the order in which they occur), will result in a delay of the requested registration in excess of nine (9) months.  Notwithstanding the foregoing, Abbott shall be entitled, at any time after receiving notice of a deferral pursuant to this Section 2.1(c) and before the demand registration statement becomes effective, to withdraw such demand request and, if such request is withdrawn, such registration shall not count as one of the permitted registrations pursuant to Section 2.1(b)(ii).  The Company shall provide prompt written notice to Abbott of (i) the Company’s decision to file or seek effectiveness of the demand registration statement following such deferral and (ii) the effectiveness of such demand registration statement.

(d)           Other Shares.  The registration statement filed pursuant to a Demand Notice may include Other Shares, and may include securities of the Company being sold for the account of the Company.

2.2           Company Registration.

(a)           Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration pursuant to Section 2.1, a registration relating solely to employee benefit plans, a registration relating to the offer and sale of debt securities, a registration relating to a corporate reorganization or other Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i)                 promptly give written notice of the proposed registration to Abbott; and

(ii)                 use its commercially reasonable efforts to include in such registration, except as set forth in Section 2.2(b) below, and in any underwriting involved therein, all of such Registrable Securities as are specified in a written request or requests made by Abbott received by the Company within ten (10) days after such written notice from the Company is received by Abbott.  Such written request may specify all or a part of the Registrable Securities.  Notwithstanding anything contained herein, in the event that the Commission or applicable federal securities laws and regulations prohibit the Company from including all of the Registrable Securities requested by Abbott to be registered in a registration statement pursuant to this Section 2.2 then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities as is permitted by the Commission or such federal securities laws and regulations.

(b)           Underwriting.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company will not be required under this Section 2.2 to include any of the Registrable Securities in such underwriting unless Abbott accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, provided, however, that the obligation of Abbott to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Other Selling Stockholders and the liability of each Other Selling Stockholder will be in proportion thereto, and provided further, that the liability of each stockholder will be limited to the net amount received by such stockholder from the sale of its shares pursuant to such registration.  If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company will be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as mutually agreed to by such selling stockholders).

(c)           Right to Terminate Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not Abbott has elected to include securities in such registration.

2.3           Expenses of Registration.  All Registration Expenses incurred in connection with  registrations pursuant to Sections 2.1 and 2.2 hereof shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 if the registration request is subsequently withdrawn at the request of Abbott.  All Selling Expenses relating to securities registered on behalf of Abbott shall be borne by Abbott.

2.4           Registration Procedures.  In the case of each registration effected by the Company pursuant to Section 2, the Company will keep Abbott advised as to the initiation of each registration and as to the completion thereof.  At its sole expense, the Company will use its commercially reasonable efforts to:

(a)           Keep such registration effective for a period of ending on the earlier of (i) such time as Abbott shall have completed the distribution described in the registration statement relating thereto or (ii) until all the Registrable Securities included in such registration may be sold without any restrictions pursuant to Rule 144;

(b)           Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c)           Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, and such other documents to facilitate the public sale or other disposition of such securities as Abbott from time to time may reasonably request;

(d)           Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Abbott and do all other acts or things which may be necessary or advisable to consummate the public sale or other disposition in such jurisdictions of such securities; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

(e)           Notify Abbott, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation of any proceedings by any person to such effect, and promptly use commercially reasonable efforts to obtain the release of such suspension or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and promptly furnish to Abbott copies of a supplement or amendment of such prospectus as may be necessary to correct such misstatement or omission.

2.5           Indemnification.

(a)           To the extent permitted by law, the Company will indemnify and hold harmless Abbott, each of its officers, affiliates, directors, employees, agents, legal counsel, and accountants and each person controlling Abbott within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification, or compliance, and the Company will reimburse Abbott, each of its officers, affiliates, directors, agents, legal counsel, and accountants and each person controlling Abbott, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Abbott, any of Abbott’s officers, directors, employees, agents, legal counsel or accountants, any person controlling Abbott, such underwriter or any person who controls any such underwriter and stated to be for use in connection with the offering of securities of the Company; and provided, further that, the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)           To the extent permitted by law, Abbott will, if Registrable Securities are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, employees, agents, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any such registration statement, prospectus, offering circular, or other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, employees, agents, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by Abbott and stated to be specifically for use therein; provided, however, that the obligations of Abbott hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of Abbott (which consent shall not be unreasonably withheld), and provided, further, that the liability of Abbott will be limited to the net amount received by it from the sale of its Registrable Securities.

(c)           Each party entitled to indemnification under this Section 2.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5, to the extent such failure is not prejudicial.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)           If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

2.6           Information.  Abbott shall furnish to the Company such information regarding Abbott and the distribution proposed by Abbott as the Company may reasonably request and as shall be reasonably required in connection with any registration referred to in this Section 2.

2.7           Covenants of the Company.  The Company agrees to:

(a)           Notify the holders of Registrable Securities included in a registration statement of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

(b)           if the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange.

(c)           Take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the registration statement.

(d)           With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the shareholders to sell securities of the Company to the public without registration, the Company, after it has become obligated to file periodic or other reports pursuant to Section 13 of the Exchange Act, agrees to:

(i)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(ii)           furnish to each holder of Common Stock, so long as such holder of Common Stock owns any shares of Common Stock, forthwith upon written request (x) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (y) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (z) such other information as may be reasonably requested and as is publicly available in availing the holders of Common Stock of any rule or regulation of the Commission which permits the selling of any such securities without registration.

(e)           Prior to the filing of the registration statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide Abbott with copies of all pages thereto, if any, which reference Abbott.

2.8           Abbott Obligations.

(a)           Abbott agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(e) Abbott will immediately discontinue disposition of Registrable Securities pursuant to any registration statement covering such Registrable Securities until Abbott’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) or receipt of notice that no supplement or amendment is required and that Abbott’s disposition of the Registrable Securities may be resumed.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(b)           Abbott covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a registration statement.

2.9           Transfer or Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by Abbott to a transferee or assignee of such securities that is a subsidiary, affiliate or parent of Abbott, provided, however, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (b) such transferee or assignee agrees in writing to be bound by and subject to all the terms and conditions of this Agreement.

2.10           Rule 144.  Until such time as Abbott no longer holds Registrable Securities, the Company agrees to file with the Commission in a timely manner all required reports under section 13 or 15(d) of the Exchange Act.  The Company further aggress to furnish to Abbott so long as Abbott owns Registrable Securities, promptly upon request, (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and (ii) such other information as may be reasonably requested to permit Abbott to sell such securities pursuant to Rule 144 without registration.

2.11           Termination of Registration Rights.  Abbott’s right to request registration or inclusion in any registration pursuant to Section 2.1 or 2.2 shall terminate at such time at which all Registrable Securities held by Abbott can be sold in any ninety (90) day period without registration in compliance with Rule 144 of the Securities Act.

Section 3
Miscellaneous

3.1           Amendment.  No amendment, alteration or modification of any of the provisions of this Agreement will be binding unless made in writing and signed by each of the parties.

3.2           Notices.  All notices required or permitted under this Agreement must be in writing and sent to the address or facsimile number identified below. Notices must be given: (a) by personal delivery, with receipt acknowledged; (b) by facsimile followed by hard copy delivered by the methods under (c) or (d); (c) by prepaid certified or registered mail, return receipt requested; or (d) by prepaid reputable overnight delivery service. Notices will be effective upon receipt. Either party may change its notice address by providing the other party written notice of such change. Notices shall be delivered as follows:

If to Abbott:	Abbott Molecular Inc.
Attention: Senior Director, Business Development & Licensing
1300 East Touhy Avenue
Des Plaines, Illinois 60018-3315
Fax: (224) 361-7054

with a copy to:	Abbott Laboratories
Attention: VP, Associate Gen. Counsel, Corporate Transactions
100 Abbott Park Road
Dept. 322, Bldg. AP6A-2
Abbott Park, Illinois 60064-6049
Fax: (847) 938-1206

If to the Company:	NeoGenomics, Inc.
Attention: Robert Gasparini, President
12707 Commonwealth Drive, Suite 9
Fort Myers, Florida 33913
Fax: (239) 768-0711

copy to:	K&L Gates LLP
Attention: Clayton E. Parker, Esq.
200 South Biscayne Boulevard, Suite 3900
Miami, Florida 33131-2399
Fax: (305) 358-7095

3.3           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to its conflicts of laws principles.

3.4           Successors and Assigns.  Subject to Section 2.9, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by Abbott without the prior written consent of the Company.  Any attempt by Abbott without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void.  Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.5           Entire Agreement.  This Agreement and the Purchase Agreement, together with any exhibits hereto, constitute the entire agreement between the parties relating to the subject matter hereof and all previous agreements or arrangements between the parties, written or oral, relating to the subject matter hereof are superseded.

3.6           Waiver.  No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

3.7           Severability.  If any part of this Agreement is declared invalid or unenforceable by any court of competent jurisdiction, such declaration shall not affect the remainder of the Agreement and the invalidated provision shall be revised in a manner that will render such provision valid while preserving the parties’ original intent to the maximum extent possible.

3.8           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.9           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.10         Telecopy Execution and Delivery.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

NEOGENOMICS, INC.
a Nevada corporation

By:	/s/Douglas VanOort

Name:	Douglas VanOort

Title:	Chairman and Chief Executive Officer

ABBOTT LABORATORIES
an Illinois corporation

By:	/s/Thomas C. Freyman

Name:	Thomas C. Freyman

Title:	Executive Vice President, Finance and
Chief Financial Officer